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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM  8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

                        DATE OF REPORT: FEBRUARY 6, 1996


                              BJ SERVICES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                                                  C>
           DELAWARE                        1-10570                    63-0084140
 (STATE OR OTHER JURISDICTION        (COMMISSION FILE NO.)         (I.R.S. EMPLOYER
       OF INCORPORATION)                                           IDENTIFICATION NO.)


                          5500 NORTHWEST CENTRAL DRIVE
                              HOUSTON, TEXAS 77092
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


                                 (713) 462-4239
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 5.   OTHER EVENTS

                  PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

     This pro forma financial statement is based on the historical financial information of BJ Services Company ("BJ Services" or the "Company") and The Western Company of North America ("Western"), giving effect to certain adjustments under the purchase method of accounting for the merger of Western with and into BJ Services effective April 13, 1995 (the "Merger"). The pro forma financial statement presented herein is derived from BJ Services' and Western's historical consolidated financial data for the indicated period, which, in the case of the statement of operations of Western, differs from the period used for presentation of Western's historical financial statements. In the case of Western, the statement of operations for the year ended September 30,1995 was derived by combining the last three months of its fiscal year ended December 31, 1994 with the first three months of its fiscal 1995. Actual results of Western's operations were included with BJ Services' results beginning April 1, 1995. The pro forma statement of operations was prepared as if the Merger had occurred as of October 1, 1994 and does not include any estimate for loss of revenue from overlapping locations or the effect of any modifications in operations that might have occurred had BJ Services owned and operated the businesses during the period presented except as described in the Notes to the Pro Forma Statement of Operations. A supplemental pro forma presentation of operating results for the year ended September 30, 1995 was also made to reflect the effects of eliminating certain nonrecurring charges so that the results would, in management's opinion, be more reflective of normal operations.

     The pro forma financial statement should be read in conjunction with the Notes to Pro Forma Financial Statement and with the Consolidated Financial Statements of BJ Services and the related notes thereto and the Consolidated Financial Statements of Western and the related notes thereto, all as previously filed. The pro forma financial information has been prepared based upon assumptions deemed appropriate by management of BJ Services. This information is prepared for informational purposes only and is not necessarily indicative of the actual results that would have been achieved had the Merger and related financing occurred at October 1, 1994, or of future results.


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                      PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                              TWELVE MONTHS ENDED
                              SEPTEMBER 30, 1995




                                      Historical                      Pro Forma                Supplemental Pro Forma
                               -----------------------         -----------------------      ----------------------------
                                                                                            Nonrecurring
                               BJ Services     Western         Adjustments    Combined      Adjustments      As Adjusted
                               -----------     -------         -----------    --------      ------------     -----------
Revenue                          633,660       173,922                         807,582                         807,582
Operating Expenses:
  Cost of sales and services     564,587       164,660          4,437 (2)      733,684                         733,684
  General and administrative      28,318         5,033                          33,351                          33,351
  Amortization of Goodwill         3,266                        2,157 (3)        5,423                           5,423
  Unusual Charge                  17,200                                        17,200      (17,200)(7)              0
                                 -------      --------         ------          -------      -------            -------
                                 613,371       169,693          6,594          789,658      (17,200)           772,458
                                 -------      --------          -----          -------      -------            -------
Operating income                  20,289         4,229         (6,594)          17,924       17,200             35,124
Other Income (Expense):
  Interest expense               (15,164)       (4,599)        (3,900)(4)      (23,663)                        (23,663)
  Interest income                    899           362                           1,261                           1,261
  Asset sales and other            2,763       (21,118)(5)     21,118 (5)        2,763                           2,763
                                 -------      --------         ------          -------      -------            -------
Income before income taxes         8,787       (21,126)        10,624           (1,715)      17,200             15,485
Income tax expense (benefit)      (1,102)          285         (3,206)(6)       (4,023)       6,020 (7)          1,997
                                 -------      --------         ------          -------      -------            -------
Net income                       $ 9,889      ($21,411)        $13,830         $ 2,308      $11,180            $13,488
                                 =======      ========         =======         =======      =======            =======
Weighted average shares
  outstanding                     21,376                        6,550 (1)       27,926                          27,926
                                 =======                      =======          =======                         =======
Net income per share             $  0.46                                       $  0.08                         $  0.48
                                 =======                                       =======                         =======

                                          See Notes to Pro Forma Statement of Operations

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             NOTES TO PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS)

(1) The pro forma statement of operations reflects the purchase of 100% of the outstanding shares of Western common stock. In accordance with purchase accounting, the assets and liabilities of Western were recorded on BJ Services' books at their estimated fair market value with the remaining purchase price reflected as goodwill, which is being amortized on a straight-line basis over 40 years. The transaction may be summarized as follows:

                  BJ Services Consideration Paid:
                          Cash                                                       $247,880
                          Stock issued (12,036,393 shares)                            239,551
                          Warrants issued (4,800,037 warrants)                         24,000
                                                                                     --------
                                  Total consideration                                 511,431

                  Net assets acquired                                                 335,891 (1)
                                                                                      -------
                                  Goodwill                                            175,540
                                                                                      -------

                 (1) Includes cash acquired of $44.5 million.

(2) Reflects increased depreciation expense due to the net write-up of property, depreciated over its average estimated remaining useful life.

(3) Reflects amortization of the increase to goodwill over a 40-year period.

(4) Reflects interest expense on the borrowing to finance the acquisition at an average assumed rate of 6.625% for the six months prior to the Merger.

(5) Adjustment to eliminate expenses incurred by Western directly attributable to the Merger.

(6) Adjustment to reflect 35% effective tax rate for Western and the tax effect of the pro forma adjustments, with the exception of goodwill amortization.

(7) Adjustment to eliminate the following nonrecurring charges (and the related tax effect at 35%) incurred by BJ Services following the Merger and directly related to the Merger:

                 Facility closings                                    $5,596
                 Change in control costs                               5,381
                 Legal and other                                       4,047
                 Severance costs                                       2,176
                                                                     -------
                       Total                                         $17,200
                                                                     -------


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BJ SERVICES COMPANY


                                        By:
                                           ----------------------------------
                                                  Matthew D. Fitzgerald
                                                  Controller

Date: February 6, 1996


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